Exhibit 99.1
EXECUTION COPY

FIRST LIEN INTERCREDITOR AGREEMENT
dated as of December 18, 2009
among
AMERICAN AXLE & MANUFACTURING, INC.,
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,
the other GRANTORS party hereto,
JPMORGAN CHASE BANK, N.A.,
as the Collateral Agent and
the Authorized Representative for the Credit Agreement Secured Parties,
U.S. BANK NATIONAL ASSOCIATION,
as the Initial Additional Authorized Representative,
and
each ADDITIONAL AUTHORIZED REPRESENTATIVE from time to time party hereto

          FIRST LIEN INTERCREDITOR AGREEMENT dated as of December 18, 2009 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among AMERICAN AXLE & MANUFACTURING, INC., a Delaware corporation (the “Company”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (the “Parent”), the other GRANTORS (as defined below) party hereto, JPMORGAN CHASE BANK, N.A., as collateral agent for the Secured Parties (as defined below) (in such capacity, the “Collateral Agent”) and as the Authorized Representative for the Credit Agreement Secured Parties (in such capacity, the “Administrative Agent”), U.S. BANK NATIONAL ASSOCIATION, as the Authorized Representative for the Initial Additional Secured Parties (in such capacity, the “Initial Additional Authorized Representative”) and each ADDITIONAL AUTHORIZED REPRESENTATIVE from time to time party hereto, as the Authorized Representative for any Secured Parties of any other Class.
          In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Collateral Agent, the Administrative Agent, for itself and on behalf of its Related Secured Parties, the Initial Additional Authorized Representative, for itself and on behalf of its Related Secured Parties, and each Additional Authorized Representative, for itself and on behalf of its Related Secured Parties, agree as follows:
ARTICLE I
Definitions
          SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
          “Additional Authorized Representative” has the meaning assigned to such term in Article VI.
          “Additional Authorized Representative Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit I, appropriately completed.
          “Additional First Lien Documents” means the indentures or other agreements under which Additional First Lien Obligations of any Class are issued or incurred and all other notes, instruments, agreements and other documents evidencing or governing Additional First Lien Obligations of such Class or providing any guarantee, Lien or other right in respect thereof.
          “Additional First Lien Obligations” means all obligations of the Company and the other Grantors that shall have been designated as such pursuant to Article VI.

          “Additional Secured Parties” means the holders of any Additional First Lien Obligations.
          “Administrative Agent” has the meaning assigned to such term in the preamble hereto.
          “Agreement” has the meaning assigned to such term in the preamble hereto.
          “Applicable Authorized Representative” means, with respect to any Shared Collateral, (a) until the earlier of (i) the Discharge of the Credit Agreement Obligations and (ii) the occurrence of the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (b) from and after the earlier of (i) the Discharge of the Credit Agreement Obligations and (ii) the occurrence of the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative.
          “Authorized Representatives” means the Administrative Agent, the Initial Additional Authorized Representative and each Additional Authorized Representative.
          “Bankruptcy Case” has the meaning assigned to such term in Section 2.06.
          “Bankruptcy Code” means Title 11 of the United States Code.
          “Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.
          “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.
          “Class”, when used in reference to (a) any First Lien Obligations, refers to whether such First Lien Obligations are the Credit Agreement Obligations, the Initial Additional First Lien Obligations, the Secured Swap Obligations or the Additional First Lien Obligations of any Series, (b) any Authorized Representative, refers to whether such Authorized Representative is the Administrative Agent, the Initial Additional Authorized Representative or the Additional Authorized Representative with respect to the Additional First Lien Obligations of any Series, (c) any Secured Parties, refers to whether such Secured Parties are the Credit Agreement Secured Parties, the Secured Swap Parties, the Initial Additional Secured Parties or the holders of the Additional First Lien Obligations of any Series, and (d) any First Lien Credit Documents, refers to whether such First Lien Credit Documents are the Credit Agreement Documents, the Initial Additional First Lien Documents or the Additional First Lien Documents with respect to Additional First Lien Obligations of any Series.
          “Collateral” means all assets of the Parent, the Company or any of the Subsidiaries now or hereafter subject to a Lien created pursuant to any Security Document to secure any First Lien Obligations.

          “Collateral Agent” has the meaning assigned to such term in the preamble hereto.
          “Company” has the meaning assigned to such term in the preamble hereto.
          “Controlling Secured Parties” means, at any time with respect to any Shared Collateral, the Secured Parties of the same Class as the Authorized Representative that is the Applicable Authorized Representative with respect to such Shared Collateral at such time.
          “Credit Agreement” means that certain Credit Agreement dated as of January 9, 2004, as amended and restated as of December 18, 2009, among the Company, the Parent, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto.
          “Credit Agreement Collateral Agreement” has the meaning assigned to the term “Collateral Agreement” under the Credit Agreement.
          “Credit Agreement Documents” has the meaning assigned to the term “Loan Documents” under the Credit Agreement.
          “Credit Agreement Obligations” has the meaning assigned to the term “Revolving Loan Document Obligations” under the Credit Agreement Collateral Agreement.
          “Credit Agreement Secured Parties” has the meaning assigned to the term “Revolving Secured Parties” under the Credit Agreement Collateral Agreement.
          “Default” means a “Default” (or a similar event, however denominated) as defined in any First Lien Credit Document.
          “DIP Financing” has the meaning assigned to such term in Section 2.06.
          “DIP Financing Liens” has the meaning assigned to such term in Section 2.06.
          “DIP Lenders” has the meaning assigned to such term in Section 2.06.
          “Discharge” means, with respect to any Shared Collateral and First Lien Obligations of any Class, the date on which First Lien Obligations of such Class are no longer secured by Liens on such Shared Collateral. The term “Discharged” shall have a corresponding meaning.
          “Discharge of the Credit Agreement Obligations” means, with respect to any Shared Collateral, the Discharge of the Credit Agreement Obligations with respect to such Shared Collateral; provided that the Discharge of the Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of the Credit Agreement Obligations with Additional First Lien Obligations secured by such Shared

Collateral under an Additional First Lien Document that has been designated in writing by the Administrative Agent (under the Credit Agreement so Refinanced) to the Collateral Agent and each other Authorized Representative as the “Credit Agreement” for purposes of this Agreement.
          “Event of Default” means an “Event of Default” (or a similar event, however denominated) as defined in any First Lien Credit Document.
          “First Lien Credit Documents” means, collectively, (a) the Credit Agreement Documents, (b) the Initial Additional First Lien Documents and (c) the Additional First Lien Documents.
          “First Lien Obligations” means (a) all the Credit Agreement Obligations, (b) all the Initial Additional First Lien Obligations, (c) all the Secured Swap Obligations and (d) all the Additional First Lien Obligations.
          “First Lien Security Documents” means the Credit Agreement Collateral Agreement and the other Security Documents (as defined in the Credit Agreement) and each other agreement entered into in favor of the Collateral Agent for the purpose of securing First Lien Obligations of any Class.
          “Grantor Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit II, appropriately completed.
          “Grantors” means, at any time, the Parent, the Company and each Subsidiary that, at such time, has granted a security interest in any of its assets pursuant to any First Lien Security Document to secure any First Lien Obligations of any Class. The Persons that are Grantors on the date hereof are set forth on Schedule 1.
          “Impairment” has the meaning assigned to such term in Section 2.02.
          “Indebtedness” has the meaning assigned to such term in the Credit Agreement.
          “Initial Additional Authorized Representative” has the meaning assigned to such term in the preamble hereto.
          “Initial Additional First Lien Documents” means that certain Indenture dated as of December 18, 2009, among the Parent, the Company, the Grantors and U.S. Bank National Association as Trustee, and all other instruments, agreements and other documents evidencing or governing Initial Additional First Lien Obligations or providing any guarantee, Lien or other right in respect thereof.
          “Initial Additional First Lien Obligations” has the meaning assigned to the term “Term Loan Document Obligations” in the Credit Agreement Collateral Agreement.
          “Initial Additional Secured Parties” has the meaning assigned to the term “Term Loan Secured Parties” in the Credit Agreement Collateral Agreement.

     “Insolvency or Liquidation Proceeding” means:
     (a) any case commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;
     (b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or
     (c) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.
          “Intervening Creditor” has the meaning assigned to such term in Section 2.02.
          “Intervening Lien” has the meaning assigned to such term in Section 2.02.
          “LC Cash Collateral” means any Collateral in the form of one or more Deposit Accounts or Securities Accounts, and all Financial Assets or other funds held in or credited to any such Deposit Account or Securities Account, all Security Entitlements in respect thereof and all Proceeds of any of the foregoing, in each case in which a security interest has been granted by the Company or any other Grantor to secure Credit Agreement Obligations consisting of obligations in respect of Letters of Credit pursuant to the Credit Agreement. For purposes hereof, the terms “Deposit Accounts”, “Securities Accounts”, “Financial Assets”, “Security Entitlements” and “Proceeds” have the meaning assigned thereto in the New York UCC.
          “Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.
          “Major Non-Controlling Authorized Representative” means, with respect to any Shared Collateral, the Authorized Representative of the Class of the First Lien Obligations (other than the First Lien Obligations of the same Class as the Class of the Controlling Secured Parties with respect to such Shared Collateral) secured by valid and perfected Liens on such Shared Collateral the aggregate amount of which exceeds the aggregate amount of First Lien Obligations of any other Class (other than the First Lien Obligations of the same Class as the Class of the Controlling Secured Parties with respect to such Shared Collateral) secured by valid and perfected Liens on such Shared Collateral.

          “Maximum Distribution Amount” means, at any time, the maximum amount of outstanding First Lien Obligations (other than Unrestricted First Lien Obligations) that may be secured by Liens on Restricted Property (as defined in the Credit Agreement) at such time without requiring that the Existing Senior Notes (as defined in the Credit Agreement) be equally and ratably secured by such Liens at such time.
          “Mortgaged Property” means any parcel of real property and improvements thereto that constitute Shared Collateral.
          “New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.
          “Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.
          “Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative in respect of any Shared Collateral, the date that is 90 days (throughout which 90-day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative with respect to such Shared Collateral) after the occurrence of both (a) an Event of Default (under and as defined in the Additional First Lien Document under which such Non-Controlling Authorized Representative is the Authorized Representative) and (b) the Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (i) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative with respect to such Shared Collateral and that an Event of Default (under and as defined in the Additional First Lien Document under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (ii) the First Lien Obligations of the Class with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the Additional First Lien Documents of such Class; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur (and shall be deemed not to have occurred for all purposes hereof) with respect to any Shared Collateral (A) at any time the Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral (or the Administrative Agent shall have instructed the Collateral Agent to do the same) or (B) at any time the Grantor that has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.
          “Non-Controlling Secured Parties” means, at any time with respect to any Shared Collateral, the Secured Parties that are not Controlling Secured Parties at such time with respect to such Shared Collateral.

          “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.
          “Possessory Collateral” means any Shared Collateral in the possession of the Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any “Certificated Securities”, “Promissory Notes”, “Instruments” and “Chattel Paper” (as such terms are defined under the New York UCC), in each case, delivered to or in the possession of the Collateral Agent under the terms of the First Lien Security Documents.
          “Proceeds” has the meaning assigned to such term in Section 2.01(b).
          “Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, restructure or replace, or to issue other Indebtedness in exchange or replacement for, such Indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.
          “Related Parties” has the meaning assigned to such term in the Credit Agreement.
          “Related Secured Parties” means, with respect to the Authorized Representative of any Class, the Secured Parties of such Class.
          “Responsible Officer” means, with respect to any Person, the chief executive officer, the chief financial officer, principal accounting officer, treasurer or controller thereof, general counsel or another executive officer of such Person.
          “Secured Parties” means (a) the Credit Agreement Secured Parties, (b) the Initial Additional Secured Parties, (c) the Secured Swap Parties and (d) the Additional Secured Parties.
          “Secured Swap Obligations” has the meaning assigned to such term under the Credit Agreement Collateral Agreement.
          “Secured Swap Parties” has the meaning assigned to such term under the Credit Agreement Collateral Agreement.
          “Series”, when used in reference to Additional First Lien Obligations, refers to such Additional First Lien Obligations as shall have been issued or incurred pursuant to the same indentures or other agreements and with respect to which the same Person acts as the Authorized Representative.
          “Shared Collateral” means, at any time, Collateral on which the Collateral Agent shall have at such time a valid and perfected Lien for the benefit of Secured Parties of any two or more Classes; provided that, for the avoidance of doubt, LC Cash Collateral shall not constitute Shared Collateral. If First Lien Obligations of more than two Classes are outstanding at any time, then any Collateral shall constitute Shared Collateral with respect to First Lien Obligations or Secured Parties of any Class only if the Collateral Agent has at such time a valid and perfected Lien on such Collateral securing First Lien Obligations of such Class for the benefit of the Secured Parties of such Class.
          “Unrestricted First Lien Obligations” means First Lien Obligations that are not “Debt” within the meaning of the Existing Senior Notes Indentures (as defined in the Credit Agreement).
          SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
          SECTION 1.03. Concerning the Collateral Agent and the Authorized Representatives. (a) Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Collateral Agent and the Administrative Agent, whether on behalf of itself or, in the case of the Administrative Agent, on behalf of any other Credit Agreement Secured Party or Secured Swap Party, is made in reliance on the authority granted to the Collateral Agent and the Administrative Agent pursuant to the authorization thereof under the Credit Agreement and that certain Amendment and Restatement Agreement dated as of December 3, 2009, among the Company, the Parent, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. It is understood and agreed that the Collateral Agent and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into whether any other Credit Agreement Secured Party or Secured Swap Party is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Collateral Agent or the Administrative Agent for any failure of any other Credit Agreement Secured Party or Secured Swap Party to comply with the terms hereof or for any other Credit Agreement Secured Party or Secured Swap Party taking any action contrary to the terms hereof.

          (b) Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Authorized Representative of any Class not referred to in paragraph (a) above, whether on behalf of itself or any of its Related Secured Parties, is made in reliance on the authority granted to such Authorized Representative pursuant to the authorization thereof under the First Lien Credit Documents of such Class. It is understood and agreed that any such Authorized Representative shall not be responsible for or have any duty to ascertain or inquire into whether any of its Related Secured Parties is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against such Authorized Representative for any failure of any of its Related Secured Parties to comply with the terms hereof or for any of its Related Secured Parties taking any action contrary to the terms hereof.
ARTICLE II
Priorities and Agreements with Respect to Shared Collateral
          SECTION 2.01. Equal Priority. (a) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Shared Collateral securing First Lien Obligations of any Class, and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, any other applicable law or any First Lien Credit Document, or any other circumstance whatsoever (but, in each case, subject to Section 2.02), each Authorized Representative, for itself and on behalf of its Related Secured Parties, agrees that valid and perfected Liens on any Shared Collateral securing First Lien Obligations of any Class shall be of equal priority with valid and perfected Liens on such Shared Collateral securing First Lien Obligations of any other Class.
          (b) Each Authorized Representative, for itself and on behalf of its Related Secured Parties, agrees that, notwithstanding any provision of any First Lien Credit Document to the contrary (but subject to Section 2.02), if (i) an Event of Default shall have occurred and be continuing and such Authorized Representative or any of its Related Secured Parties is taking action to enforce its respective rights or exercise remedies in respect of any Shared Collateral, (ii) any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding or (iii) such Authorized Representative or any of its Related Secured Parties receives any payment with respect to any Shared Collateral pursuant to any intercreditor agreement (other than this Agreement), then the proceeds of any sale, collection or other liquidation of any Shared Collateral obtained by such Authorized Representative or any of its Related Secured Parties on account of such enforcement of rights or exercise of remedies, and any such distributions or payments received by such Authorized Representative or any of its Related Secured Parties (all such proceeds, distributions and payments being collectively referred to as “Proceeds”), shall be applied as follows:
     FIRST, to the payment of all amounts owing to the Administrative Agent (in its capacity as such) or the Collateral Agent (in its capacity as such) pursuant to the terms of any applicable First Lien Credit Document, including all costs and expenses incurred by the Collateral Agent in connection with such sale, collection or other liquidation, or such other enforcement of rights or exercise of remedies (including all court costs and the fees and expenses of its agents and legal counsel);
     SECOND, subject to the provisions of Sections 2.01(c), (d) and (e), to the payment in full of the First Lien Obligations other than Secured Swap Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of such First Lien Obligations owed to them on the date of any such distribution);
     THIRD, subject to the provisions of Sections 2.01(c), (d) and (e), to the payment in full of the Secured Swap Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of such Secured Swap Obligations owed to them on the date of any such distribution); and
     FOURTH, subject to any Intercreditor Agreement (as defined in the Credit Agreement) in effect at the time, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.
          (c) Notwithstanding any provision of this Agreement or any other First Lien Security Document to the contrary, if and to the extent that, on any distribution date, any proceeds of any collection or sale of Collateral, which for such purposes shall include any assets of any Grantor upon which a Lien is granted pursuant to any other First Lien Security Document to secure any First Lien Obligations, hereunder or under any other First Lien Security Document constitute proceeds of Restricted Property (as defined in the Credit Agreement), then such proceeds, when distributed pursuant to clause Second or Third of Section 2.01(b), shall be applied (i) first, to the payment in full of the First Lien Obligations that are Unrestricted First Lien Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of such First Lien Obligations owed to them on the date of any such distribution), and (ii) second, to the payment in full of the other First Lien Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance the amounts of such First Lien Obligations owed to them on the date of any such distribution); provided that the aggregate amount of proceeds of Restricted Property (as defined in the Credit Agreement) distributed pursuant to clause (ii) above shall not exceed the Maximum Distribution Amount, and, subject to any Intercreditor Agreement (as defined in the Credit Agreement) in effect at the time, any excess shall, when distributed, be distributed pursuant to clause Fourth of Section 2.01(b).
          (d) The Collateral Agent shall make all payments and distributions under Section 2.01(b): (i) on account of Credit Agreement Obligations to the Administrative Agent, pursuant to directions of the Administrative Agent, for redistribution to the holders of the applicable Credit Agreement Obligations; (ii) on account of the Initial Additional First Lien Obligations to the Initial Additional Authorized Representative, pursuant to directions of the Initial Additional Authorized Representative, for

redistribution to the holders of the applicable Initial Additional First Lien Obligations; and (iii) on account of the Additional First Lien Obligations of any Class to the Additional Authorized Representative of such Class pursuant to directions of such Additional Authorized Representative, for redistribution to the holders of the applicable Additional First Lien Obligations of such Class.
          (e) In making the determinations and allocations required by this Section 2.01, the Collateral Agent may conclusively rely upon information supplied by any Authorized Representative as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the First Lien Obligations (and information supplied by any Secured Swap Party with respect to the amount of its Secured Swap Obligations), and information supplied by the Parent or the Company as to the Maximum Distribution Amount, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent (i) any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied or (ii) any Secured Party from contesting any amount so supplied by the Parent or the Company. In addition, for purposes of making the allocations required by Section 2.01(b) with respect to any amount that is denominated in any currency other than Dollars, the Collateral Agent shall, on or prior to the applicable distribution date, convert such amount into an amount of Dollars based upon the relevant Spot Exchange Rate (as defined in the Credit Agreement) as of a recent date specified by the Collateral Agent in its reasonable discretion. All distributions made by the Collateral Agent pursuant to Section 2.01(b) shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by any Authorized Representative of any amounts distributed to it for distribution to any Secured Parties.
          (f) It is acknowledged that the First Lien Obligations of any Class may, subject to the limitations set forth in the First Lien Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the Secured Parties of any Class.
          (g) Notwithstanding anything in this Agreement or any other First Lien Security Document to the contrary, LC Cash Collateral held by the Administrative Agent, the Collateral Agent or any Issuing Bank pursuant to the Credit Agreement shall be applied as specified in the Credit Agreement.
          SECTION 2.02. Impairments. It is the intention of the parties hereto that the Secured Parties of any Class (and not the Secured Parties of any other Class) bear the risk of (a) any determination by a court of competent jurisdiction that (i) any First Lien Obligations of such Class are unenforceable under applicable law or are subordinated to any other obligations (other than to any First Lien Obligations of any other Class), (ii) any First Lien Obligations of such Class do not have a valid and perfected Lien on any of the Collateral that secures any First Lien Obligations of any other Class and/or (iii) any Person (other than any Authorized Representative or any Secured Party) has a Lien on

any Shared Collateral that is senior in priority to the Lien on such Shared Collateral securing First Lien Obligations of such Class, but junior to the Lien on such Shared Collateral securing any First Lien Obligations of any other Class (any such Lien being referred to as an “Intervening Lien”, and any such Person being referred to as an “Intervening Creditor”), or (b) the existence of any Collateral securing First Lien Obligations of any other Class that does not constitute Shared Collateral with respect to First Lien Obligations of such Class (any condition referred to in clause (a) or (b) with respect to First Lien Obligations of such Class being referred to as an “Impairment” of such Class); provided that the existence of any limitation on the maximum claim that may be made against any Mortgaged Property that applies to First Lien Obligations of all Classes shall not be deemed to be an Impairment of First Lien Obligations of any Class. In the event an Impairment exists with respect to First Lien Obligations of any Class, the results of such Impairment shall be borne solely by the Secured Parties of such Class, and the rights of the Secured Parties of such Class (including the right to receive distributions in respect of First Lien Obligations of such Class pursuant to Section 2.01(b)) set forth herein shall be modified to the extent necessary so that the results of such Impairment are borne solely by the Secured Parties of such Class. In furtherance of the foregoing, in the event First Lien Obligations of any Class shall be subject to an Impairment in the form of an Intervening Lien of any Intervening Creditor, the value of any Shared Collateral or Proceeds that are allocated to such Intervening Creditor shall be deducted solely from the Shared Collateral or Proceeds to be distributed in respect of First Lien Obligations of such Class. In addition, in the event the First Lien Obligations of any Class are modified pursuant to applicable law (including pursuant to Section 1129 of the Bankruptcy Code), any reference to the First Lien Obligations of such Class or the First Lien Documents of such Class shall refer to such obligations or such documents as so modified.
          SECTION 2.03. Actions with Respect to Shared Collateral; Prohibition on Certain Contests. (a) Notwithstanding anything to the contrary in the First Lien Credit Documents (other than this Agreement), (i) only the Collateral Agent shall, and shall have the right to, exercise, or refrain from exercising, any rights, remedies and powers with respect to the Shared Collateral, including any action to enforce its security interest in or realize upon any Shared Collateral and any right, remedy or power with respect to any Shared Collateral under any intercreditor agreement (other than this Agreement), and then only on the instructions of the Applicable Authorized Representative, (ii) the Collateral Agent shall not be required, and shall not, follow any instructions or directions with respect to Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other Secured Party, other than the Applicable Authorized Representative), it being understood and agreed that, notwithstanding any such instruction or direction by the Applicable Authorized Representative, the Collateral Agent shall not be required to take any action that, in its opinion, could expose the Collateral Agent to liability or be contrary to any First Lien Document or applicable law, and (iii) no Non-Controlling Authorized Representative or any other Secured Party (other than the Applicable Authorized Representative) shall, or shall instruct the Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, take any other action to enforce its security interest in or realize upon, or exercise any other right, remedy or power with respect to (including any right, remedy or power under any intercreditor agreement other than this Agreement) any Shared Collateral, whether under any First Lien Credit Document, applicable law or otherwise, it being agreed that only the Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the applicable First Lien Security Documents, shall be entitled to take any such actions or exercise any such rights, remedies and powers with respect to Shared Collateral. Notwithstanding the equal priority of the Liens established under Section 2.01(a), the Collateral Agent (acting on the instructions of the Applicable Authorized Representative) may deal with the Shared Collateral as if such Applicable Authorized Representative had a senior Lien on such Collateral. No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent, the Applicable Authorized Representative or any Controlling Secured Party, or any other exercise by the Collateral Agent, the Applicable Authorized Representative or any Controlling Secured Party of any rights, remedies or powers with respect to the Shared Collateral, or seek to cause the Collateral Agent to do so. Nothing in this paragraph shall be construed to limit the rights and priorities of the Collateral Agent, any Authorized Representative or any other Secured Party with respect to any Collateral not constituting Shared Collateral.
           (b) Each of the Authorized Representatives agrees that it will not accept any Lien on any asset of the Parent, the Company or any Subsidiary securing First Lien Obligations of any Class for the benefit of any Secured Party of such Class other than pursuant to the First Lien Security Documents, other than (i) any Liens on LC Cash Collateral created pursuant to the Credit Agreement, (ii) any funds deposited for the discharge or defeasance of First Lien Obligations of any Class and (iii) any rights of set-off created under the First Lien Credit Documents of any Class.
           (c) Each of the Authorized Representatives agrees, for itself and on behalf of its Related Secured Parties, that neither such Authorized Representative nor its Related Secured Parties will (and each hereby waives any right to) challenge or contest or support any other Person in challenging or contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), (i) the validity, attachment, creation, perfection, priority or enforceability of a Lien held by or on behalf of any other Authorized Representative or any of its Related Secured Parties in all or any part of the Collateral, (ii) the validity, enforceability or effectiveness of any First Lien Obligation of any Class or any First Lien Security Document of any Class or (iii) the validity, enforceability or effectiveness of the priorities, rights or duties established by, or other provisions of, this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent, any Authorized Representative or any of its Related Secured Parties to enforce this Agreement.
          SECTION 2.04. No Interference; Payment Over. (a) Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, agrees that (i) neither such Authorized Representative nor its Related Secured Parties will (and each hereby waives any right to) take or cause to be taken any action the purpose of which is, or could reasonably be expected to be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Collateral Agent, (ii) except as provided in Section 2.03, neither such Authorized Representatives nor its Related Secured Parties shall have any right (A) to direct the Collateral Agent or any other Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Collateral Agent or any other Secured Party of any right, remedy or power with respect to any Shared Collateral, (iii) neither such Authorized Representatives nor its Related Secured Parties will (and each hereby waives any right to) institute any suit or proceeding, or assert in any suit or proceeding any claim, against the Collateral Agent or any other Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Collateral Agent, any Applicable Authorized Representative or any other Secured Party shall be liable for any action taken or omitted to be taken by the Collateral Agent, such Applicable Authorized Representative or such other Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, and (iv) neither such Authorized Representative nor its Related Secured Parties will (and each hereby waives any right to) seek to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Shared Collateral; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent, any Authorized Representative or any of its Related Secured Parties to enforce this Agreement.
          (b) Each Authorized Representative, on behalf of itself and its Related Secured Parties, agrees that if such Authorized Representative or any of its Related Secured Parties shall at any time obtain possession of any Shared Collateral or receive any Proceeds (other than as a result of any application of Proceeds pursuant to Section 2.01(b)) at any time prior to the Discharge of First Lien Obligations of each other Class, (i) such Authorized Representative or its Related Secured Party, as the case may be, shall promptly inform each Authorized Representative thereof, (ii) such Authorized Representative or its Related Secured Party shall hold such Shared Collateral or Proceeds in trust for the benefit of the Secured Parties of any Class entitled thereto pursuant to Section 2.01(b) and (iii) such Authorized Representative or its Related Secured Party shall promptly transfer such Shared Collateral or Proceeds to the Collateral Agent, for distribution in accordance with Section 2.01(b).
          SECTION 2.05. Automatic Release of Liens; Amendments to First Lien Security Documents. (a) Notwithstanding anything to the contrary in the First Lien Credit Documents or First Lien Security Documents, if at any time the Collateral Agent forecloses upon or otherwise exercises rights, remedies and powers against any Shared Collateral resulting in a disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens on such Shared Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties of all Classes, will automatically be released and discharged; provided that any Proceeds realized therefrom shall be applied pursuant to Section 2.01(b).

          (b) Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that (i) the Collateral Agent may enter into any amendment or other modification to any First Lien Security Document so long as the Collateral Agent receives a certificate of the Company stating that such amendment or other modification is permitted by the terms of the First Lien Credit Documents of each Class and (ii) the Collateral Agent may enter into any amendment or other modification to any First Lien Security Document solely as such First Lien Security Document relates to First Lien Obligations of a particular Class so long as (A) such amendment or modification is in accordance with the First Lien Credit Documents of such Class and (B) such amendment or modification does not adversely affect the interests of the Secured Parties of any other Class.
          (c) Each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such consents, confirmations, authorizations and other instruments as shall reasonably be requested by the Collateral Agent to evidence and confirm any release of Shared Collateral or amendment or modification to any First Lien Security Document provided for in this Section.
          SECTION 2.06. Certain Agreements with Respect to Bankruptcy and Insolvency Proceedings. The Authorized Representative of each Class, for itself and on behalf of its Related Secured Parties, agrees that, if the Company or any other Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, neither such Authorized Representative nor its Related Secured Parties will raise any objection to any such financing or to the Liens on the Shared Collateral securing any such financing (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, in each case unless the Applicable Authorized Representative, or any Controlling Secured Party, shall then oppose or object to such DIP Financing or such DIP Financing Liens or such use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any Controlling Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the Secured Parties of such Class retain the benefit of their Liens on all such Shared Collateral subject to the DIP Financing Liens, including proceeds thereof arising after the commencement of the Bankruptcy Case, with such Liens having the same priority with respect to Liens of the Secured Parties of any other Class (other than any Liens of the Secured Parties of such other Class constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the Secured Parties of such Class are granted Liens on any additional collateral provided to the Secured Parties of any other Class as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with such Liens having the same priority with respect to Liens of the Secured Parties of any other Class (other than any Liens of the Secured Parties of such other Class constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case and (C) if any amount of such DIP Financing or cash collateral is applied to repay any First Lien Obligations, such amount is applied in accordance with Section 2.01(b); provided that the Secured Parties of each Class shall have a right to object to the grant, as security for the DIP Financing, of a Lien on any Collateral subject to Liens in favor of the Secured Parties of such Class or its Authorized Representative that shall not constitute Shared Collateral; and provided further that any Secured Party receiving adequate protection granted in connection with the DIP Financing or such use of cash collateral shall not object to any other Secured Party receiving adequate protection comparable to any such adequate protection granted to such Secured Party. Notwithstanding the provisions of Section 2.01 and this Section 2.06, (A) if the Secured Parties of any Class are granted adequate protection in the form of periodic payments in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection shall be for the account of the Secured Parties of such Class and (B) no Secured Party of any Class shall be prohibited from seeking adequate protection in the form of periodic payments to the extent that any Secured Party of any other Class is receiving such payments or objecting to any DIP Financing or use of cash collateral on the basis that any Secured Party of any other Class is receiving such payments (but the Secured Parties of such Class are not).
          SECTION 2.07. Reinstatement. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the First Lien Obligations of any Class previously made shall be rescinded for any reason whatsoever (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law), then the terms and conditions of Article II shall be fully applicable thereto until all the First Lien Obligations of such Class shall again have been paid in full in cash.
          SECTION 2.08. Insurance and Condemnation Awards. As between the Secured Parties, the Collateral Agent, acting at the direction of the Applicable Authorized Representative, shall have the exclusive right, subject to the rights of the Grantors under the First Lien Secured Documents, to settle and adjust claims in respect of Shared Collateral under policies of insurance covering or constituting Shared Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Shared Collateral; provided that any Proceeds arising therefrom shall be subject to Section 2.01(b).
          SECTION 2.09. Refinancings. The First Lien Obligations of any Class may be Refinanced, in whole or in part, in each case, without notice to, or the consent of any Secured Party of any other Class, all without affecting the priorities provided for herein or the other provisions hereof; provided that nothing in this paragraph shall affect any limitation on, or requirements in connection with, any such Refinancing that is set forth in the First Lien Credit Documents of any such other Class; and provided further that, if any obligations of the Grantors in respect of such Refinancing Indebtedness of such First Lien Obligations shall be secured by Liens on any Shared Collateral, then such obligations and the holders thereof shall be subject to and bound by the provisions of this Agreement and the Authorized Representative of the holders of any such Refinancing Indebtedness shall have executed an Additional Authorized Representative Joinder Agreement.
          SECTION 2.10. Possessory Collateral Agent as Gratuitous Bailee for Perfection. (a) The Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section. Pending delivery to the Collateral Agent, each Authorized Representative agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section.
          (b) The duties or responsibilities of the Collateral Agent and each Authorized Representative under this Section shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other Secured Party for purposes of perfecting the Lien held by such Secured Parties therein.
ARTICLE III
Determinations with Respect to Obligations and Liens
          Whenever, in connection with the exercise of its rights or the performance of its obligations hereunder, the Collateral Agent or the Authorized Representative of any Class shall be required to determine the existence or amount of any First Lien Obligations of any Class, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Class (and whether such Lien constitutes a valid and perfected Lien), it may request that such information be furnished to it in writing by the Authorized Representative of such Class and shall be entitled to make such determination on the basis of the information so furnished; provided that if, notwithstanding such request, the Authorized Representative of the applicable Class shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of a Responsible Officer the Company. The Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Secured Party or any other Person as a result of such determination or any action or not taken pursuant thereto.
ARTICLE IV
Concerning the Collateral Agent
          SECTION 4.01. Appointment and Authority. (a) Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, hereby irrevocably appoints JPMorgan Chase Bank, N.A. to act as the Collateral Agent hereunder and under each of the First Lien Security Documents, and authorizes the Collateral Agent to take such actions and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, including for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any Grantor to secure any of the First Lien Obligations, together with such actions and powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than the United States, each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, hereby grants to the Collateral Agent any required powers of attorney to execute any First Lien Security Document governed by the laws of such jurisdiction on such Secured Party’s behalf. Without limiting the generality of the foregoing, the Collateral Agent is hereby expressly authorized to execute any and all documents (including releases) with respect to the Shared Collateral, and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the other First Lien Security Documents.
          (b) Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that the Collateral Agent shall be entitled, for the benefit of the Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First Lien Security Documents, without regard to any rights, remedies or powers to which the Non-Controlling Secured Parties would otherwise be entitled to as a result of their Non-Controlling Secured Obligations. Without limiting the foregoing, each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, agrees that none of the Collateral Agent, the Applicable Authorized Representative or any other Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, waives any claim they may now or hereafter have against the Collateral Agent or the Authorized Representative or any Secured Party of any other Class arising out of (i) any actions that the Collateral Agent or any such Authorized Representative or Secured Party takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale or other disposition, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Security Documents or any other agreement related thereto or to the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations, (ii) any election by any Applicable Authorized Representative or Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.06, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law by, the Company or any of the Subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any First Lien Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Authorized Representative representing Secured Parties for whom such Collateral constitutes Shared Collateral.
          (c) Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that, upon any other obligations being designated hereunder as Additional First Lien Obligations or any other Person becoming an Additional Authorized Representative or any other Persons becoming Additional Secured Parties, the Collateral Agent will continue to act in its capacity as Collateral Agent in respect of the then existing Authorized Representatives and Secured Parties and such Additional Authorized Representative and Additional Secured Parties.
          SECTION 4.02. Rights as a Secured Party. The Person serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Secured Party of any Class as any other Secured Party of such Class and may exercise the same as though it were not the Collateral Agent and the term “Secured Party”, “Secured Parties”, “Secured Swap Party”, “Credit Agreement Secured Party”, “Credit Agreement Secured Parties”, “Additional Secured Party” or “Additional Secured Parties”, as applicable, shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Collateral Agent hereunder in its individual capacity. The Person serving as the Collateral Agent and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if such Person were not the Collateral Agent hereunder and without any duty to account therefor to any other Secured Party.
          SECTION 4.03. Exculpatory Provisions. The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other First Lien Security Documents. Without limiting the generality of the foregoing, the Collateral Agent:
     (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing;
     (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the First Lien Security Documents that the Collateral Agent is required to exercise as directed in writing by the Applicable Authorized Representative; provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any First Lien Security Document or applicable law;
     (iii) shall not, except as expressly set forth in this Agreement and in the First Lien Security Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent, the Company, any of its Subsidiaries or any of its other Affiliates that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity;
     (iv) shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Applicable Authorized Representative or (ii) in the absence of its own gross negligence or willful misconduct or (iii) in reliance on a certificate of an authorized officer of the Company stating that such action is permitted by the terms of this Agreement;
     (v) shall be deemed not to have knowledge of any Default or Event of Default under any First Lien Secured Documents of any Class unless and until notice describing such Default or Event Default is given to the Collateral Agent by the Authorized Representative of such Class or the Company; and
     (vi) shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with this Agreement or any First Lien Security Document, (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (D) the validity, enforceability, effectiveness or genuineness of this Agreement, any First Lien Security Document or any other agreement, instrument or document, or the validity, attachment, creation, perfection, priority or enforceability of any Lien purported to be created by the First Lien Security Documents, (E) the value or the sufficiency of any Collateral for First Lien Obligations of any Class or (F) the satisfaction of any condition set forth in any First Lien Credit Document, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

          SECTION 4.04. Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also shall be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person. The Collateral Agent may consult with legal counsel (who may be counsel for the Company, any other Grantor or any Authorized Representative), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
          SECTION 4.05. Delegation of Duties. The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other First Lien Security Document by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of the Collateral Agent and any such sub-agent, and shall apply to their respective activities as the Collateral Agent.
          SECTION 4.06. Resignation of Collateral Agent. The Collateral Agent may at any time give notice of its resignation as Collateral Agent under this Agreement and the other First Lien Security Documents to each Authorized Representative and the Company. Upon receipt of any such notice of resignation, the Applicable Authorized Representative shall have the right, in consultation with the Company, to appoint a successor. Notwithstanding any contrary provision of any other First Lien Credit Document, if no such successor shall have been so appointed by the Applicable Authorized Representative and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent; provided that if the Collateral Agent shall notify each Authorized Representative and the Company that no Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the First Lien Security Documents (except that in the case of any Collateral held by the Collateral Agent on behalf of the Secured Parties under any First Lien Security Document, the retiring Collateral Agent shall continue to hold such Collateral solely for purposes of maintaining the perfection of the security interests of the Secured Parties therein until such time as a successor Collateral Agent is appointed but with no obligation to take any further action at the request of the Applicable Authorized Representative or any other Secured Parties) and (b) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to each Authorized Representative directly, until such time as the Applicable Authorized Representative appoints a successor Collateral Agent as provided above. Upon the acceptance of a successor’s appointment as Collateral Agent hereunder and under the

First Lien Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the First Lien Security Documents (if not already discharged therefrom as provided above). Notwithstanding the resignation of the Collateral Agent hereunder and under the First Lien Security Documents, the provisions of this Article and Article VIII of the Credit Agreement and the equivalent provision of any Additional First Lien Document shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent. Upon any notice of resignation of the Collateral Agent hereunder and under the First Lien Security Documents, the Company and the other Grantors agree to use commercially reasonable efforts to transfer (and maintain the validity and priority of) the Liens in favor of the retiring Collateral Agent under the First Lien Security Documents to the successor Collateral Agent.
          SECTION 4.07. Collateral Matters. Each of the Secured Parties irrevocably authorizes the Collateral Agent, at its option and in its discretion:
     (a) to release any Lien on any property granted to or held by the Collateral Agent under any First Lien Security Document in accordance with Sections 2.03 and 2.05 or upon receipt of a certificate of a Responsible Officer of the Company stating that such release is permitted by the terms of the First Lien Credit Documents; and
     (b) to release any Grantor from its obligations under the First Lien Security Documents if permitted to do so by the terms of the First Lien Credit Documents; provided that the Collateral Agent may conclusively rely upon receipt of a certificate of a Responsible Officer of the Company stating that such release is permitted by the terms of the First Lien Credit Documents.
ARTICLE V
No Reliance; No Liability
          SECTION 5.01. No Reliance; Information. Each Authorized Representative, for itself and on behalf of its Related Secured Parties, acknowledges that (a) such Authorized Representative and its Related Secured Parties have, independently and without reliance upon the Collateral Agent, any other Authorized Representative or any of its Related Secured Parties, and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to enter into the First Lien Credit Documents to which they are party and (b) such Authorized Representative and its Related Secured Parties will, independently and without reliance upon the Collateral Agent, any other Authorized Representative or any of its Related Secured Parties, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Agreement or any other First Lien Credit Document to which they are party. The Collateral Agent or the Authorized Representative or Secured Parties of any Class shall have no duty to disclose to any Secured Party of any other Class any information relating to the Parent, the Company or any of the Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the First Lien Obligations, that is known or becomes known to any of them or any of their Affiliates. If the Collateral Agent or the Authorized Representative or any Secured Party of any Class, in its sole discretion, undertakes at any time or from time to time to provide any such information to, as the case may be, the Authorized Representative or any Secured Party of any other Class, it shall be under no obligation (i) to make, and shall not be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.
          SECTION 5.02. No Warranties or Liability. (a) Each Authorized Representative, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that, neither the Collateral Agent nor the Authorized Representative or any Secured Party of any other Class has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Credit Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Authorized Representative and the Secured Parties of any Class will be entitled to manage and supervise their loans and other extensions of credit in the manner determined by them.
          (b) No Authorized Representative or Secured Parties of any Class shall have any express or implied duty to the Authorized Representative or any Secured Party of any other Class to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of a Default or an Event of Default under any First Lien Credit Document (other than, in each case, this Agreement), regardless of any knowledge thereof that they may have or be charged with.
ARTICLE VI
Additional First Lien Obligations
          The Company may, at any time and from time to time, subject to any limitations contained in the First Lien Credit Documents in effect at such time, designate additional Indebtedness and related obligations that are, or are to be, secured by Liens on any assets of the Parent, the Company or any of the Subsidiaries that would, if such Liens were granted, constitute Shared Collateral as “Additional First Lien Obligations” by delivering to the Collateral Agent and each Authorized Representative party hereto at such time a certificate of a Responsible Officer of the Company:
     (a) describing the Indebtedness and other obligations being designated as Additional First Lien Obligations, and including a statement of the maximum aggregate outstanding principal amount of such Indebtedness as of the date of such certificate;
     (b) setting forth the Additional First Lien Documents under which such Additional First Lien Obligations are issued or incurred or the guarantees of such Additional First Lien Obligations are, or are to be, created, and attaching copies of such Additional First Lien Documents as each Grantor has executed and delivered to the Person that serves as the administrative agent, trustee or a similar representative for the holders of such Additional First Lien Obligations (such Person being referred to as the “Additional Authorized Representative”) with respect to such Additional First Lien Obligations on the closing date of such Additional First Lien Obligations, certified as being true and complete by a Responsible Officer of the Company;
     (c) identifying the Person that serves as the Additional Authorized Representative;
     (d) certifying that the incurrence of such Additional First Lien Obligations, the creation of the Liens securing such Additional First Lien Obligations and the designation of such Additional First Lien Obligations as “Additional First Lien Obligations” hereunder do not violate or result in a default under any provision of the First Lien Credit Documents in effect at such time;
     (e) certifying that the Additional First Lien Documents authorize the Additional Authorized Representative to become a party hereto by executing and delivering an Additional Authorized Representative Joinder Agreement and provide that upon such execution and delivery, such Additional First Lien Obligations and the holders thereof shall become subject to and bound by the provisions of this Agreement; and
     (f) attaching a fully completed Authorized Representative Joinder Agreement executed and delivered by the Additional Authorized Representative.
          Upon the delivery of such certificate and the related attachments as provided above, the obligations designated in such notice as “Additional First Lien Obligations” shall become Additional First Lien Obligations for all purposes of this Agreement.
ARTICLE VII
Miscellaneous
          SECTION 7.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
     (a) if to any Grantor, to it (or, in the case of any Grantor other than the Company, to it in care of the Company) at One Dauch Drive, Detroit, Michigan 48211, Attention of the Chief Financial Officer (Facsimile

No. 313-758-4238) with a copy to the Treasurer (Facsimile No. 313-758-3936) and the General Counsel (Facsimile No. 313-758-3897);
     (b) if to the Administrative Agent or Collateral Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 1111 Fannin —10th Floor, Houston, TX 77002, Attention of Clifford Trappani (Facsimile No. 713-750-2938), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue — 4th Floor, NY 10017, Attention of Richard Duker (Facsimile No. 212-270-5127);
     (c) if to the Initial Additional Authorized Representative, to it at U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3C, St. Paul, MN 55107-2292, Attention: Corporate Trust Administration — American Axle, Fax: (651) 495-8097;
     (d) if to any other Additional Authorized Representative, to it at the address set forth in the applicable Joinder Agreement.
Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section. As agreed to in writing by any party hereto from time to time, notices and other communications to such party may also be delivered by e-mail to the e-mail address of a representative of such party provided from time to time by such party.
          SECTION 7.02. Waivers; Amendment; Joinder Agreements. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.
          (b) Neither this Agreement nor any provision hereof may be waived, amended or otherwise modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and each Authorized Representative then party hereto; provided that no such agreement shall by its terms amend, modify or otherwise affect the rights or obligations of any Grantor without the Company’s prior written consent; provided further that (i) without the consent of any party hereto, (A) this Agreement may be supplemented by an Authorized Representative Joinder Agreement, and an Additional Authorized Representative may become a party hereto, in accordance with Article VI and (B) this Agreement may be supplemented by a Grantor Joinder Agreement, and a Subsidiary may become a party hereto, in accordance with Section 7.13, and (ii) in connection with any Refinancing of First Lien Obligations of any Class, or the incurrence of Additional First Lien Obligations of any Class, the Collateral Agent and the Authorized Representatives then party hereto shall enter (and are hereby authorized to enter without the consent of any other Secured Party), at the request of the Collateral Agent, any Authorized Representative or the Company, into such amendments or modifications of this Agreement as are reasonably necessary to reflect such Refinancing or such incurrence and are reasonably satisfactory to the Collateral Agent and each such Authorized Representative.
          SECTION 7.03. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.
          SECTION 7.04. Effectiveness; Survival. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding against the Company or any of the Subsidiaries.
          SECTION 7.05. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.
          SECTION 7.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7.07. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.
          SECTION 7.08. Submission to Jurisdiction Waivers; Consent to Service of Process. The Collateral Agent and each Authorized Representative, for itself and on behalf of its Related Secured Parties, irrevocably and unconditionally:
     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other First Lien Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address referred to in Section 7.01;
     (d) agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Secured Party) to sue in any other jurisdiction; and
     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.
          SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 7.10. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
          SECTION 7.11. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement (including Section 2.05 hereof) and the provisions of any of the other First Lien First Lien Credit Documents, the provisions of this Agreement shall control.
          SECTION 7.12. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Parties in relation to one another. Except as expressly provided in this Agreement, none of the Company, any other Grantor, any other Subsidiary or any other creditor of any of the foregoing shall have any rights or obligations hereunder, and none of the Company, any other Grantor or any other Subsidiary may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.
          SECTION 7.13. Additional Grantors. In the event any Subsidiary shall have granted a Lien on any of its assets to secure any First Lien Obligations, the Company shall cause such Subsidiary, if not already a party hereto, to become a party hereto as a “Grantor”. Upon the execution and delivery by any Subsidiary of a Grantor Joinder Agreement, any such Subsidiary shall become a party hereto and a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other party hereto. The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.
          SECTION 7.14. Integration. This Agreement, together with the other First Lien Credit Documents, represents the agreement of each of the Grantors and the Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Grantor, the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other First Lien Credit Documents.
          SECTION 7.15. Further Assurances. Each of the Collateral Agent, each Authorized Representative and the Grantors agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the Collateral Agent or any Authorized Representative may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent,
by	/s/ RICHARD W. DUKER
	Name:	Richard W. Duker
	Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION, as Initial Additional Authorized Representative,
by	/s/ RICHARD PROKOSCH
	Name:	Richard Prokosch
	Title:	Vice President

AMERICAN AXLE & MANUFACTURING, INC.
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

AAM INTERNATIONAL HOLDINGS, INC.
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

COLFOR MANUFACTURING, INC.
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

DIETRONIK, INC.
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

MSP INDUSTRIES CORPORATION
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

OXFORD FORGE, INC.
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

ACCUGEAR, INC.
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

SCHEDULE 1
Initial Grantors

     [FORM OF] ADDITIONAL AUTHORIZED REPRESENTATIVE AGENT JOINDER AGREEMENT NO. [ ] dated as of [          ], 20[ ] (the “Joinder Agreement”) to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of [          ], 2009 (the “Intercreditor Agreement”), among AMERICAN AXLE & MANUFACTURING, INC., a Delaware corporation (the “Company”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (the “Parent”), the other GRANTORS (as defined below) party hereto, JPMORGAN CHASE BANK, N.A., as the Collateral Agent and the Administrative Agent, U.S. BANK NATIONAL ASSOCIATION, as the Initial Additional Authorized Representative, and each ADDITIONAL AUTHORIZED REPRESENTATIVE from time to time party thereto.
          Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
          The Company and the other Grantors propose to issue or incur “Additional First Lien Obligations” designated by the Company as such in accordance with Article VI of the Intercreditor Agreement in a certificate of a Responsible Officer of the Company delivered concurrently herewith to the Collateral Agent and the Authorized Representatives (the “Additional First Lien Obligations”). The Person identified in the signature pages hereto as the “Additional Authorized Representative” (the “Additional Authorized Representative”) will serve as the administrative agent, trustee or a similar representative for the holders of the Additional First Lien Obligations (the “Additional Secured Parties”).
          The Additional Authorized Representative wishes, in accordance with the provisions of the Intercreditor Agreement, to become a party to the Intercreditor Agreement and to acquire and undertake, for itself and on behalf of the Additional Secured Parties, the rights and obligations of an “Additional Authorized Representative” and “Secured Parties” thereunder.
          Accordingly, the Additional Authorized Representative, for itself and on behalf of its Related Secured Parties, and the Company agree as follows, for the benefit of the Collateral Agent, the existing Authorized Representatives and the existing Secured Parties:
          SECTION 1.01. Accession to the Intercreditor Agreement. The Additional Authorized Representative hereby (a) accedes and becomes a party to the Intercreditor Agreement as an “Additional Authorized Representative”, (b) agrees, for itself and on behalf of the Additional Secured Parties, to all the terms and provisions of the Intercreditor Agreement and (c) acknowledges and agrees that (i) the Additional First Lien Obligations and Liens on any Collateral securing the same shall be subject to the provisions of the Intercreditor Agreement and (ii) the Additional Authorized Representative and the Additional Secured Parties shall have the rights and obligations specified under the Intercreditor Agreement with respect to an “Authorized

Representative” or a “Secured Party”, and shall be subject to and bound by the provisions of the Intercreditor Agreement. The Intercreditor Agreement is hereby incorporated by reference.
          SECTION 1.02. Representations and Warranties of the Additional Authorized Representative. The Additional Authorized Representative represents and warrants to the Collateral Agent, the existing Authorized Representatives and the existing Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as the Additional Authorized Representative, (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) the Additional First Lien Documents relating to the Additional First Lien Obligations provide that, upon the Additional Authorized Representative’s execution and delivery of this Joinder Agreement, (i) the Additional First Lien Obligations and Liens on any Collateral securing the same shall be subject to the provisions of the Intercreditor Agreement and (ii) the Additional Authorized Representative and the Additional Secured Parties shall have the rights and obligations specified therefor under, and shall be subject to and bound by the provisions of, the Intercreditor Agreement.
          SECTION 1.03. Parties in Interest. This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.
          SECTION 1.04. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.
          SECTION 1.05. Governing Law. This Joinder Agreement shall be construed in accordance with and governed by the law of the State of New York.
          SECTION 1.06. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Intercreditor Agreement. All communications and notices hereunder to the Additional Authorized Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 7.01 to the Intercreditor Agreement.
          SECTION 1.07. Expenses. The Company agrees to reimburse the Collateral Agent and each of the Authorized Representatives for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent and any of the Authorized Representatives.

          SECTION 1.08. Incorporation by Reference. The provisions of Sections 7.04, 7.06, 7.08, 7.09, 7.10, 7.11 and 7.12 of the Intercreditor Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.
          IN WITNESS WHEREOF, the Additional Authorized Representative and the Company have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[ ], as Additional Authorized Representative,
by
Name:
Title:

Address for notices:
______________________
______________________
attention of: __________________________
Facsimile: ___________________________

AMERICAN AXLE & MANUFACTURING, INC.,
by
Name:
Title:

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,
by
Name:
Title:

Acknowledged by: JPMORGAN CHASE BANK, N.A., as the Collateral Agent and the Administrative Agent,
by:
Name:
Title:

[ ], as the [Initial] Additional Authorized Representative,
by:
Name:
Title:

EXHIBIT II
     [FORM OF] GRANTOR JOINDER AGREEMENT NO. [ ] dated as of [          ], 20[     ] (the “Joinder Agreement”) to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of [          ], 2009 (the “Intercreditor Agreement”), among AMERICAN AXLE & MANUFACTURING, INC., a Delaware corporation (the “Company”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (the “Parent”), the other GRANTORS (as defined below) party hereto, JPMORGAN CHASE BANK, N.A., as the Collateral Agent and the Administrative Agent, U.S. BANK NATIONAL ASSOCIATION, as the Initial Additional Authorized Representative, and each ADDITIONAL AUTHORIZED REPRESENTATIVE from time to time party thereto.
          Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
          [          ], a [     ] [corporation] and a Subsidiary of the Company (the “Additional Grantor”), has granted a Lien on all or a portion of its assets to secure First Lien Obligations and such Additional Grantor is not a party to the Intercreditor Agreement.
          The Additional Grantor wishes to become a party to the First Lien Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder. The Additional Grantor is entering into this Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become a Grantor thereunder.
          Accordingly, the Additional Grantor agrees as follows, for the benefit of the Collateral Agent, the Authorized Representatives and the Secured Parties:
          SECTION 1.01. Accession to the Intercreditor Agreement. The Additional Grantor (a) hereby accedes and becomes a party to the Intercreditor Agreement as a “Grantor”, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) acknowledges and agrees that the Additional Grantor shall have the rights and obligations specified under the Intercreditor Agreement with respect to a “Grantor”, and shall be subject to and bound by the provisions of the Intercreditor Agreement.
          SECTION 1.02. Representations and Warranties of the Additional Grantor. The Additional Grantor represents and warrants to the Collateral Agent, the Authorized Representatives and the Secured Parties that this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
          SECTION 1.03. Parties in Interest. This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be third party beneficiaries of this Agreement.
          SECTION 1.04. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.
          SECTION 1.05. Governing Law. This Joinder Agreement shall be construed in accordance with and governed by the law of the State of New York.
          SECTION 1.06. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Intercreditor Agreement.
          SECTION 1.07. Expenses. The Grantor agrees to reimburse the Collateral Agent and each of the Authorized Representatives for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent and any of the Authorized Representatives.
          SECTION 1.08. Incorporation by Reference. The provisions of Sections 7.04, 7.06, 7.08, 7.09, 7.10, 7.11 and 7.12 of the Intercreditor Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

          IN WITNESS WHEREOF, the Additional Grantor has duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF SUBSIDIARY],
by
Name:
Title: